Exhibit 32.1
Certification
Pursuant to 18 U.S.C. Section 1350

In connection with the quarterly report of RPT Realty (the “Company”) on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian L. Harper, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2019	By: /s/ BRIAN L. HARPER Brian L. Harper President and Chief Executive Officer